                                                                    EXHIBIT 99.1


                Certification pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the Form 10-K of Noven Pharmaceuticals, Inc. ("Noven") for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert C. Strauss, President, Chief Executive Officer and Chairman of the Board of Noven, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Noven.



/s/ ROBERT C. STRAUSS
----------------------------------------------------------------------
Name:    Robert C. Strauss
Title:   President, Chief Executive Officer and Chairman of the Board
Date:    March 21, 2003